Unity Bancorp Inc

2018 Shareholders' Meeting

April 26, 2018

Financial Highlights

- 2017 core earnings of $14.6 million vs. $11.7 million in the prior year
  - Earnings of $12.9 million, a 2.4% decrease from $13.2 million in 2016
- 2017 core diluted EPS of $1.36 vs. $1.23 in 2016
  - Diluted EPS of $1.20 vs. $1.38 in 2016, an 11.6% decrease
- Total Loans – 20.3% increase
  - 19.2% increase in commercial loans
  - 26.3% increase in mortgage loans
  - 20.0% increase in consumer loans
- Total Deposits – 10.3% increase
  - 18.6% increase in noninterest-bearing deposits
  - 13.3% increase in interest-bearing deposits
  - 9.1% increase in savings deposits

Unity's Accomplishments in 2017

- Named one of the Best Places to work in NJ from NJ BIZ for the second year in a row
- Received the prestigious 5-Star Rating from Bauer Financial, Inc.
- Ranked 27th Nationally on American Banker magazine's Top 200 Publicly Traded Community Banks.
  - Nationally, 669 institutions fit the category for the list.
  - Unity Bank climbed from 99th in 2016 to 27th in 2017.
- Provided employees $750 bonuses in response to the Federal Tax Legislation
- Opened Ramsey branch and relocated Phillipsburg branch
- Moved Information Technology platform to co-location spots for upgraded security and Disaster Recovery.

Strategic Goals

- To grow our business relationships by being a responsive bank, providing excellent service with flexible terms and conditions – 10% loan growth
- Mortgage Division – 15% growth rate
- SBA Division – Increase 7A Volume no less than $40 million
- Growth in core deposits of at least 8%
- Continued expansion in Bergen, NJ and Northampton, PA
- Maintain relevance by continued investment in technology
- ROE and ROA in top quartile of peer group
- Earnings growth of 10% per year

Bank Franchise

Unity Bank Branch Locations

Unity Branch Locations	
1	Forks Township, PA
2	Phillipsburg, NJ
3	Washington, NJ
4	Clinton, NJ
5	Flemington, NJ
6	Whitehouse, NJ
7	Somerset, NJ
8	North Plainfield, NJ
9	Middlesex, NJ
10	Highland Park, NJ
11	Edison, NJ
12	South Plainfield, NJ
13	Scotch Plains, NJ
14	Union, NJ
15	Linden, NJ
16	Somerville, NJ
17	Emerson, NJ
18	Ramsey, NJ
19	Bethlehem, PA



Northampton
Warren
Hunterdon
Somerset
Middlesex
Union
Bergen

Recent Events

- Ramsey Branch opened in December.




UNITY BANK
Now Open!
PARTY SNACKS

Recent Events

- Phillipsburg Branch relocated in December.





- Previous rent = $107,000/yr
- New rent = $60,000/yr

Recent Financial Performance

Key Bank Ratios

For the year ended December 31, 2017		
	Unity Bancorp	Public Banks $1.0 - $2.0 billion
Return on average assets	1.02%	0.75%
Return on average equity	11.47%	7.21%
Net interest margin	3.83%	3.63%
Efficiency ratio	55.57%	64.36%

Quarterly Core ROA



1.30%
1.25%
1.20%
1.15%
1.10%
1.05%
1.00%
0.95%
0.90%
1.00%
1.01%
1.03%
1.04%
1.07%
1.09%
1.12%
1.25%
1Q2016
2Q2016
3Q2016
4Q2016
1Q2017
2Q2017
3Q2017
4Q2017

Recent Performance

Unity Bancorp	As of 3/31/2018	Core* as of 12/31/2017
Return on average assets	1.53%	1.25%
Return on average equity	17.69%	14.46%
Net interest margin	3.99%	3.83%
Efficiency ratio	54.00%	52.45%

* Excludes deferred tax asset adjustment of $1.7 million

Summary Balance Sheet

(dollars in millions)

	2017	2016	2015
Assets	$ 1,455	$ 1,190	$ 1,085
Total Loans	1,171	973	889
Deposits	1,043	946	894
Total Equity	118	106*	78

* Raised $14.4 million additional capital as a result of the completion of the common stock rights offering in 2016.

Loan Mix

(dollars in millions)



$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$-
$ 679
$ 46
$ 87
$ 182
$ 364
$ 762
$ 59
$ 80
$ 221
$ 402
$ 889
$ 77
$ 82
$ 265
$ 466
$ 973
$ 92
$ 84
$ 289
$ 509
$ 1,171
$ 110
$ 89
$ 365
$ 607
2013
2014
2015
2016
2017
Commercial Loans
Mortgage Loans
SBA Loans
Consumer Loans

Mortgage Loan Originations

(dollars in millions)

Mortgage Growth – Purchases vs. Refinances



$250.00
$200.00
$150.00
$100.00
$50.00
$-
$153.4
$88.1
$65.3
$129.7
$39.4
$90.3
$180.8
$69.1
$111.7
$192.3
$75.5
$116.8
$221.3
$70.4
$150.9
2013
2014
2015
2016
2017
Purchases
Refinances

Mortgage Loan Originations

(dollars in millions)

Mortgage Growth – Conforming vs Non-Conforming Loans



$250.00
$200.00
$150.00
$100.00
$50.00
$-
$153.4
$129.7
$180.8
$192.3
$221.3
$84.3
$87.3
$110.2
$100.1
$146.8
$69.1
$42.4
$70.6
$92.2
$74.5
2013
2014
2015
2016
2017
Conforming
Non-Conforming

Asset Quality

(dollars in millions)



$25.00
$20.00
$15.00
$10.00
$5.00
$-
1.80%
1.40%
1.00%
0.60%
0.20%
-0.20%
1.73%
1.24%
0.82%
0.70%
0.23%
$22.8
$14.5
$11.6
$8.2
$4.2
2013
2014
2015
2016
2017
Nonperforming Assets
Nonperforming Assets to Total Assets

5 Year Deposit Trend

(dollars in millions)


$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$-
$ 739
$ 136
$ 206
$ 397
$ 794
$ 153
$ 212
$ 429
$ 894
$ 185
$ 277
$ 432
$ 946
$ 216
$ 221
$ 509
$ 1,043
$ 256
$ 225
$ 562
2013
2014
2015
2016
2017
Interest-bearing DDA & SAV deposits
Total time deposits
Noninterest-bearing demand deposits

Summary Income Statement and Profitability

(dollars in millions)

	2017	2016
Net Interest Income	$ 45.8	$ 38.2
Provision for Loan Losses	1.7	1.2
Noninterest Income	8.3	11.1
Noninterest Expense	30.0	27.6
Provision for Income Taxes	9.5	7.3
Net Income	$ 12.9	$ 13.2
Diluted Earnings Per Share	$ 1.20	$ 1.38
Return on Average Assets	1.02 %	1.17 %
Return on Average Equity	11.47	15.37
Net Interest Margin	3.83	3.58
Excluding Extraordinary Items – 2017 DTA Adjustment & 2016 Gain on subordinated debentures (Non-GAAP)		
Diluted Earnings Per Share	$ 1.36	$ 1.23
Return on Average Assets	1.15 %	1.04 %
Return on Average Equity	13.02	13.65

Net Interest Income & Net Interest Margin

(dollars in millions)



$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.53%
3.53%
3.63%
3.58%
3.83%
$27.4
$30.1
$34.0
$38.2
$45.8
2013
2014
2015
2016
2017
Net Interest Income
Net Interest Margin

Core Noninterest Income

(dollars in millions)

Noninterest Income (excludes gains [losses] on securities)



$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
18.30%
16.69%
18.46%
17.79%
15.16%
$6.2
$6.2
$7.7
$8.4
$8.2
2013
2014
2015
2016
2017
Noninterest Income
Noninterest Income/Revenue

* 2016 noninterest income to revenue ratio excludes an extraordinary gain on repurchase of subordinated debentures.

Noninterest Income

(dollars in thousands)

	2017	2016
Branch fee income	$ 1,384	$ 1,269
Service and loan fee income	2,100	1,020
Gain on sale of SBA loans held for sale, net	1,617	2,099
Gain on sale of mortgage loans, net	1,530	* 2,621
BOLI income	469	378
Net security gains	62	424
Net gain on repurchase of subordinated debt	-	2,264
Other income	1,108	985
Total noninterest income	$ 8,270	$ 11,060

* $928 thousand in gains on sale from the sale of non-qualified residential mortgages in 2016.

Noninterest Expense Controls

(dollars in millions)



Noninterest Expense
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
4.00%
3.00%
2.00%
1.00%
0.00%
2.88%
2.69%
2.71%
2.34%
2.23%
$24.0
$24.7
$26.9
$27.6
$30.0
2013
2014
2015
2016
2017
Noninterest Expense
Noninterest Expense/Average Assets

Noninterest Expense

(dollars in thousands)

	2017	2016
Compensation and benefits	$ 17,117	$ 14,952
Occupancy	2,381	2,360
Processing and communications	2,551	2,628
Furniture and equipment	2,079	1,700
Professional services	1,022	976
Loan collection & OREO expenses	463	654
Other loan expenses	186	152
Deposit insurance	546	713
Advertising	1,179	1,095
Director fees	637	559
Other expenses	1,883	1,842
Total noninterest expense	$ 30,044	$ 27,631

Core Profitability Progression



Diluted Earnings per Share
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$0.53
$0.88
$1.11
$1.23
$1.36
2013
2014
2015
2016
2017

Tangible Book Value Per Share



$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$6.68
$7.44
$8.29
$10.00
$10.98
2013
2014
2015
2016
2017

Market Price



$23.00
$21.00
$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$3.00
$7.66
$9.43
$11.34
$15.70
$19.75
$22.00
2013
2014
2015
2016
2017*
3/31/2018

* On June 23, 2017 Unity was included in the Russell 2000, which provides enhanced liquidity.

Stock Performance



400.00
350.00
300.00
250.00
200.00
150.00
100.00
50.00
-
Index Value
2012
2013
2014
2015
2016
2017
29.79% *
17.93% *
19.47% *
Unity Bancorp, Inc.
KBW NASDAQ Bank Index
NASDAQ Composite Index

* Compound Annual Growth Rate

Cash Dividends



$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.03
$0.09
$0.13
$0.18
$0.23
2013
2014
2015
2016
2017

Capital Ratios


Unity Bancorp, Inc.
FDIC-Insured Commercial Banks
Total Risk-Based Capital Ratio
18.00%
15.00%
12.00%
9.00%
6.00%
3.00%
2013
2014
2015
2016
2017


Leverage Ratio
12.00%
10.00%
8.00%
6.00%
4.00%
2013
2014
2015
2016
2017


Tier 1 Risk-Based Capital Ratio
16.00%
12.00%
8.00%
4.00%
2013
2014
2015
2016
2017

Note: 2013 Capital Ratios reflect the redemption of the TARP preferred stock and the associated warrants.

Compelling Investment Highlights

- ✓ Knowledgeable and experienced management team
- ✓ Attractive branch franchise
- ✓ Diversity of loan products
- ✓ Insider ownership
- ✓ Consolidation of NJ Community Banks


UNITY BANK
growing with you!

The previous slides contained data from the following sources:

- FDIC-Insured Commercial Banks:
  - Obtained from FDIC.gov Quarterly Banking Profile
- SNL